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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) March 25, 2004



                             Cooper Industries, Ltd.
             (Exact Name of Registrant as Specified in its Charter)



                                    Bermuda
                 (State or Other Jurisdiction of Incorporation)

       1-31330                                           98-0355628
(Commission File Number)                       (IRS Employer Identification No.)


 600 Travis, Suite 5800, Houston, Texas                    77002
(Address of Principal Executive Offices)                 (Zip Code)


                                  713/209-8400
              (Registrant's Telephone Number, Including Area Code)


           ___________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)
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Item 5. Other Events.

On March 25, 2004, Cooper Industries, Ltd. (the "Company") issued the press release attached hereto as Exhibit 99.1 titled "Cooper Industries Acquires RSA Lighting."

Item 7. Financial Statements and Exhibits.

        Exhibits
        --------
        99.1 Company press release titled "Cooper Industries Acquires RSA Lighting"
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             COOPER INDUSTRIES, LTD.
                                             (Registrant)


Date: March 25, 2004                         /s/ Terrance V. Helz
                                             -----------------------------
                                             Terrance V. Helz
                                             Associate General Counsel and
                                             Secretary
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                                  EXHIBIT INDEX



Exhibit No.
-----------
   99.1       Company press release titled "Cooper Industries Acquires RSA
              Lighting"